ASSET-BACKED FINANCING FACILITY

ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:    APRIL 1, 2002 - APRIL 30, 2002
                      ------------------------------

SETTLEMENT DATE:                  15-MAY-02
                      ------------------------------

A.       SERIES INFORMATION:

         Advanta Equipment Leasing Receivables Series 2000-1 LLC
         SERIES 2000-1

I.       AGGREGATE CONTRACT PRINCIPAL BALANCE:

         (a.)         Beginning Aggregate Contract Principal Balance .........................                      $137,778,290.81
                                                                                                                     ---------------
         (b.)         Contract Principal Balance of all Collections allocable to Contracts ...                        $8,494,820.48
                                                                                                                     ---------------
         (c.)         Contract Principal Balance of Charged-Off Contracts ....................                          $683,795.67
                                                                                                                     ---------------
         (d.)         Ending Aggregate Contract Principal Balance of all Contracts as of
                      this Settlement Date ...................................................                      $128,599,674.66
                                                                                                                     ---------------

                      BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR
                      THIS RELATED COLLECTION PERIOD)
         (e.)         Class A Principal Balance as of this
                      Settlement Date (Class A Note Factor) ..................  0.2115723                            $69,644,727.04
                                                                                ----------                           ---------------
         (e1.)        Ending Class A-1 Principal Balance .....................  0.0000000                $0.00
                                                                                ----------      --------------
         (e2.)        Ending Class A-2 Principal Balance .....................  0.0000000                 $ --
                                                                                ----------      --------------
         (e3.)        Ending Class A-3 Principal Balance .....................  0.8230000       $69,644,727.04
                                                                                ----------      --------------
         (f.)         Ending Class B Principal Balance as of this
                      Settlement Date (Class B Note Factor) ..................  0.2645681                            $7,464,789.19
                                                                                ----------                           ---------------
         (g.)         Ending Class C Principal Balance as of this
                      Settlement Date (Class C Note Factor) ..................  0.3790268                            $7,129,494.57
                                                                                ----------                           ---------------
         (h.)         Ending Class D Principal Balance as of this
                      Settlement Date (Class D Note Factor) ..................  0.4253202                            $4,000,136.45
                                                                                ----------                           ---------------
         (i.)         Ending Class E Principal Balance as of this
                      Settlement Date (Class E Note Factor) ..................  0.4343081                            $10,211,451.01
                                                                                ----------                           ---------------
         (j.)         Ending Class F Principal Balance as of this
                      Settlement Date (Class F Note Factor) ..................  0.2734691                            $16,718,401.59
                                                                                ----------                           ---------------
         (k.)         Excess Aggregate Contract Principal Balance over the sum of the
                      Class A through F Principal Balances ...................................                       $13,430,674.82
                                                                                                                     ---------------

II.      COMPLIANCE RATIOS:

         (a.)         Aggregate Contract Balance Remaining ("CBR") of all Contracts ..........                       $141,309,750.36
                                                                                                                     ---------------
         (b.)         CBR of Contracts 1 - 30 days delinquent ................................                        $17,020,509.98
                                                                                                                     ---------------
         (c.)         % of Delinquent Contracts 1 - 30 days as of the related Calculation
                      Date ...................................................................                                12.04%
                                                                                                                     ---------------
         (d.)         CBR of Contracts 31 - 60 days delinquent ...............................                         $3,914,315.19
                                                                                                                     ---------------
         (e.)         % of Delinquent Contracts 31- 60 days as of the related Calculation
                      Date ...................................................................                                 2.77%
                                                                                                                     ---------------
         (f.)         CBR of Contracts 61 - 90 days delinquent ...............................                         $2,279,453.41
                                                                                                                     ---------------
         (g.)         % of Delinquent Contracts 61- 90 days as of the related Calculation
                      Date ...................................................................                                 1.61%
                                                                                                                     ---------------
         (h.)         CBR of Contracts > 91 days delinquent ..................................                         $2,671,962.71
                                                                                                                     ---------------
         (i.)         % of Delinquent Contracts > 91 days as of the related Calculation
                      Date ...................................................................                                 1.89%
                                                                                                                     ---------------
         (j1.)        % of Delinquent Contracts 31 days or more as of the related
                      Calculation Date .......................................................                                 6.27%
                                                                                                                     ---------------
         (j2.)        Month 2:        Mar - 02................................................                                 7.34%
                                      -----                                                                          ---------------
         (j3.)        Month 3:        Feb - 02 ...............................................                                 7.42%
                                      -----                                                                          ---------------
         (j4.)        Three month rolling average % of Delinquent Contracts 31 days or
                      more ...................................................................                                 7.01%
                                                                                                                     ---------------
         (k1.)        Net Charge-Off % for the related Collection Period
                      (annualized 30/360) ....................................................                                 2.52%
                                                                                                                     ---------------
         (k2.)        Month 2:        Mar - 02................................................                                 1.87%
                                      -----                                                                          ---------------
         (k3.)        Month 3:        Feb - 02................................................                                 2.88%
                                      -----                                                                          ---------------
         (k4.)        Three month rolling average % for Defaulted Contracts ..................                                 2.42%
                                                                                                                     ---------------

         (l1.)        Cumulative Net Loss Percentage .........................................                          6.9311%
                                                                                                                     ---------------
         (l2.)        Does the Cumulative Net Loss % exceed ..................................

         (l3.)        The Loss Trigger Level % from Beginning Period to and including 12th
                      Collection Period ?  Y or N ............................................                             N/A
                                                                                                                     ---------------
         (l4.)        The Loss Trigger Level % from 13th Collection Period to and
                      including 24th Collection Period ? Y or N ..............................                             N/A
                                                                                                                     ---------------
         (l5.)        The Loss Trigger Level % from 25th Collection Period and
                      thereafter ?  Y or N ...................................................                             NO
                                                                                                                     ---------------
         (m5.)        Is there currently a Trigger Event which has not been cured for this
                      payment date  Y or N ...................................................                             NO
                                                                                                                     ---------------
         (m5.)        Is there currently an Event of Default for this payment date  Y or N ...                             NO
                                                                                                                     ---------------

III.     FLOW OF FUNDS:

         (1.)         The amount on deposit in Available Funds ...............................                       $10,532,232.79
                                                                                                                     ---------------
         (2.)         Amounts deposited, if any, by the Servicer to the Collection Account
                      for contracts repurchased ..............................................                       $           --
                                                                                                                     ---------------
         (3.)         Total deposits in the Collection Account to be used as available
                      funds on this Payment Date (1+2) .......................................                       $10,532,232.79
                                                                                                                     ---------------
         (4.)         Funds to the servicer, any Excluded Amounts-Residual Receipts ..........                       $   360,348.55
                                                                                                                     ---------------
         (a.)         To the Trustee, trustee fees and expenses subject to an annual limit ...                       $           --
                                                                                                                     ---------------
         (b.)         To the Servicer, any unrecoverable servicer advances / initial
                      unpaid balance amounts .................................................                       $   277,633.30
                                                                                                                     ---------------
         (c.)         To the Servicer, the servicing fee then due and miscellaneous
                      amounts, if any ........................................................                       $   114,815.24
                                                                                                                     ---------------

                      TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
                      INTEREST
         (d.)         To Class A, the total Class A Note Interest for the related interest
                      accrual period. ........................................................                       $   469,834.43
                                                                                                                     ---------------

                              Interest on Class A-1 Notes ....................................  $         000
                                                                                                --------------
                              Interest on Class A-2 Notes ....................................  $          --
                                                                                                --------------
                              Interest on Class A-3 Notes ....................................  $  469,834.43
                                                                                                --------------

         (e.)         Interest on Class B Notes for the related interest accrual period ......                       $    58,358.62
                                                                                                                     ---------------
         (f.)         Interest on Class C Notes for the related interest accrual period ......                       $    51,281.04
                                                                                                                     ---------------
         (g.)         Interest on Class D Notes for the related interest accrual period ......                       $    26,741.52
                                                                                                                     ---------------


                      CLASS E INTEREST:
         (h1.)        After the Class E Notes Interest Commencement Date, then Interest on
                      Class E Notes for the related interest accrual period to be paid to
                      the Class E Noteholder .................................................                                   --
                                                                                                                     ---------------
         (h2.)        Prior to the Class E Notes Interest Commencement Date, then amount in (h1) from above to be paid as additional principal pro rata among
                      the Class A, Class B, Class C and Class D Notes ........................  $   87,222.81
                                                                                                --------------

                                                                                                --------------

                      TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
                      PRINCIPAL

         (i1.)        Class A percentage .....................................................       0.699999
                                                                                                --------------
         (i2.)        To Class A, amount from reserve account, if any ........................
                                                                                                --------------
         (i3.)        To Class A, the Class A overdue principal, if any ......................             --
                                                                                                --------------
         (i4.)        To Class A, the Class A monthly principal payment amount ...............  $6,425,022.13
                                                                                                --------------
         (i5.)        To Class A, the additional principal, if any, allocable from Class E
                      interest amount ........................................................  $   68,173.73
                                                                                                --------------
         (i6.)        To Class A, the additional principal, if any, allocable from Class F
                      floor amount ...........................................................             --
                                                                                                --------------
         (i7.)        Total principal payment to Class A  (i2-i6) ............................  $6,493,195.86
                                                                                                --------------
         (i8.)                Principal payment to Class A-1 Noteholders .....................                       $            0
                                                                                                                     ---------------
         (i9.)                Principal payment to Class A-2 Noteholders .....................                       $            0
                                                                                                                     ---------------
         (i10.)               Principal payment to Class A-3 Noteholders .....................                       $ 6,493,195.86
                                                                                                                     ---------------
         (j1.)        Class B percentage .....................................................      0.0599996
                                                                                                --------------
         (j2.)        To Class B, amount from reserve account, if any ........................             --
                                                                                                --------------
         (j3.)        To Class B, the Class B overdue principal, if any ......................  $1,239,476.83
                                                                                                --------------
         (j4.)        To Class B, the Class B monthly principal payment amount ...............  $  550,713.30
                                                                                                --------------
         (j5.)        To Class B, the additional principal, if any, allocable from Class E
                      interest amount ........................................................  $    8,294.31
                                                                                                --------------
         (j6.)        To Class B, the additional principal, if any, allocable from Class F
                      floor amount ...........................................................             --
                                                                                                --------------
         (j7.)        Total principal payment to Class B Noteholders (j2-j6) .................                       $ 1,798,484.44
                                                                                                                     ---------------
         (k1.)        Class C percentage .....................................................      0.0399997
                                                                                                --------------
         (j2.)        To Class C, amount from reserve account, if any ........................             --
                                                                                                --------------
         (k3.)        To Class C, the Class C overdue principal, if any ......................  $  503,643.13
                                                                                                --------------
         (k4.)        To Class C, the Class C monthly principal payment amount ...............  $  367,141.89
                                                                                                --------------
         (k5.)        To Class C, the additional principal, if any, allocable from Class E
                      interest amount ........................................................  $    7,169.85
                                                                                                --------------
         (k6.)        To Class C, the additional principal, if any, allocable from Class F
                      floor amount ...........................................................             --
                                                                                                --------------

         (k7.)        Total principal payment to Class C Noteholders (k2-k6) .................                       $   877,954.87
                                                                                                                     --------------
         (l1.)        Class D percentage .....................................................       0.0199999
                                                                                                --------------
         (l2.)        To Class D, amount from reserve account, if any ........................              --
                                                                                                --------------
         (l3.)        To Class D, the Class D overdue principal, if any ......................              --
                                                                                                --------------
         (l4.)        To Class D, the Class D monthly principal payment amount ...............  $           --
                                                                                                --------------
         (l5.)        To Class D, the additional principal, if any, allocable from Class E
                      interest amount ........................................................  $     3,584.92
                                                                                                --------------
         (l6.)        To Class D, the additional principal, if any, allocable from Class F
                      floor amount ...........................................................              --
                                                                                                --------------
         (l7.)        Total principal payment to Class D Noteholders (l2-l6) .................                       $     3,584.92
                                                                                                                     --------------
         (m1.)        Class E percentage .....................................................       0.0499986
                                                                                                --------------
         (m2.)        To Class E, amount from reserve account, if any ........................
                                                                                                --------------
         (m3.)        To Class E, the Class E overdue principal, if any ......................              --
                                                                                                --------------
         (m4.)        To Class E, the Class E monthly principal payment amount ...............  $           --
                                                                                                --------------       --------------
         (m5.)        To Class E, the additional principal, if any, allocable from Class F
                      floor amount ...........................................................              --
                                                                                                --------------
         (m6.)        Total principal payment to Class E Noteholders (m2-m5) .................                       $           --
                                                                                                                     --------------

                      TO THE RESERVE ACCOUNT :
         (4.)         The amount, if any, needed to maintain the amount in the reserve
                      account at the required reserve amount .................................                       $           --
                                                                                                                     --------------

                      CLASS F PAYMENTS:
         (n1.)        Sub-Total of funds disbursed through the Reserve Account ...............  $10,532,232.79
                                                                                                --------------
         (n2.)        Funds available to be paid to Class F ..................................  $           --
                                                                                                --------------
         (n3.)        Class F percentage .....................................................       0.1300032
                                                                                                --------------
         (n4.)        Class F floor amount ...................................................  $ 9,405,070.31
                                                                                                --------------
         (n5.)        Class F principal balance before payment of principal on this payment date ...........................................................  $17,911,651.06
                                                                                                --------------
         (n6.)        If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:

         (n7.)        If principal balance (n5) is greater than Class F floor (n4) then to
                      Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been
                      reduced to the Class F floor amount and (b) funds available ............                       $           --
                                                                                                                     --------------
         (n8.)        If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0 .......................................
                                                                                                                     --------------

                      TO THE TRUSTEE:
         (7.)         To the Trustee, any fees and expenses not previously paid subject to a limit ................................................................
                                                                                                                     --------------

                      TO THE ISSUERS:
         (8.)         To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the collection account after all
                      payments are made above ................................................                       $         0.00
                                                                                                                     --------------


IV.      SERVICER ADVANCES

         (a.)         Aggregate amount of Servicer Advances at the beginning of the
                      Collection Period ......................................................                       $ 2,969,725.83
                                                                                                                     --------------
         (b.)         Servicer Advances reimbursed during the Collection Period ..............                       $    97,767.02
                                                                                                                     --------------
         (c.)         Amount of unreimbursed Service Advances to be reimbursed on the
                      Settlement Date ........................................................                       $   277,633.30
                                                                                                                     --------------
         (d.)         Servicer Advances made during the related Collection Period ............                       $           --
                                                                                                                     --------------
         (e.)         Aggregate amount of Servicer Advances at the end of the Collection
                      Period .................................................................                       $ 2,594,325.51
                                                                                                                     --------------
         (f.)         Amount of delinquent Scheduled Payments for which Servicer Advances
                      were not made ..........................................................                                   --
                                                                                                                     --------------

V.       RESERVE ACCOUNT

         (a.)         Amount on deposit at the beginning of the related Collection Period ....                       $           --
                                                                                                                     --------------
         (b.)         Reserve Account initial deposit ........................................
                                                                                                                     --------------
         (c.)         Amount of interest earnings reinvested for the related Monthly
                      Period .................................................................                       $           --
                                                                                                                     --------------
         (d.)         Amounts used to cover shortfalls, if any,  for the related
                      Collection Period ......................................................                                 0.00
                                                                                                                     --------------
         (e.)         Amounts used as required in a Trigger Event , if any,  for the
                      related Collection Period ..............................................                       $           --
                                                                                                                     --------------
         (f.)         Amounts transferred in from the Collection Account, if applicable
                      (line 4) ...............................................................                       $           --
                                                                                                                     --------------
         (g.)         Interest earnings for the related Monthly Period .......................
                                                                                                                     --------------
         (h.)         Interest  earnings withdrawn and included as Available Funds for the related Monthly Period .................................................
                                                                                                                     --------------
         (i.)         Amount on deposit at the end of the related Collection Period ..........                       $           --
                                                                                                                     --------------

         (j.)         Is the Required Reserve Amount equal to the balance in the Reserve
                      Account as of the related Collection period ? Y or N ...................                              N
                                                                                                                     --------------


VI.      ADVANCE PAYMENTS

         (a.)         Beginning aggregate Advance Payments ...................................                       $ 1,823,093.93
                                                                                                                     --------------
         (b.)         Add:  Amount of Advance Payments collected during the related
                      Collection Period ......................................................                       $ 1,460,100.59
                                                                                                                     --------------
         (c.)         Add:  Investment earnings for the related  Collection Period ...........                       $           --
                                                                                                                     --------------
         (d.)         Less: Amount of Advance Payments withdrawn for deposit into Facility
                      Account ................................................................                       $ 1,442,360.47
                                                                                                                     --------------
         (e.)         Ending aggregate Advance Payments ......................................                       $ 1,840,834.05
                                                                                                                     --------------


ADVANTA BANK CORP., AS SERVICER

BY:             /s/ MARK SHAPIRO
                -------------------------------

TITLE:          Asst. V.P. Structured Finance
                -------------------------------

DATE:           05/10/02
                -------------------------------


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